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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K


CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF
                                      1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  January 31, 2000



                              GREATER BAY BANCORP
            (Exact name of registrant as specified in its charter)

               California                               77-0387041
     (State or other jurisdiction of                  (IRS Employer
     incorporation or organization)                Identification No.)

                        COMMISSION FILE NUMBER:  0-25034

             2860 West Bayshore Road, Palo Alto, California 94303
     (Address of principal executive offices)            (Zip Code)

                                 (650) 813-8200
             (Registrant's telephone number, including area code)
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ITEM 5.  OTHER ITEMS.

     On January 31, 2000, Greater Bay Bancorp (the "Registrant") completed a merger with Mt. Diablo Bancshares ("MD Bancshares"), the holding company of Mt. Diablo National Bank ("MDNB"), which was accounted for as a pooling-of-interests. Shareholders of MD Bancshares received 0.9532 shares of the Registrant's Common Stock for each outstanding share of MD Bancshares Common Stock. A total of 1,395,499 shares were issued in the transaction.

     The supplemental consolidated financial statements filed herewith have been prepared accounting for the merger using the pooling-of-interests method of accounting. Upon publication of the Company's financial statements for a period which includes January 31, 2000 these supplemental consolidated financial statements will become the historical financial statements of the Registrant.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     Reference is made to the Exhibit Index on page 3 of this document.

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                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        GREATER BAY BANCORP
                                        (Registrant)



Dated: January 31, 2000                 By: /s/ Steven C. Smith
                                            -------------------
                                            Steven C. Smith
                                            Executive Vice President, Chief
                                            Administrative Officer and Chief
                                            Financial Officer


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                                 EXHIBIT INDEX

Exhibits.

23.1  Consent of PricewaterhouseCoopers LLP

27.1 Restated Financial Data Schedules for the years ended December 31, 1999 and 1998 (included in electronic filing through EDGAR)

27.2 Restated Financial Data Schedules for the year ended December 31, 1997 (included in electronic filing through EDGAR)

27.3 Restated Financial Data Schedules for quarters ended December 31, 1999 and September 30, 1999 (included in electronic filing through EDGAR)

27.4 Restated Financial Data Schedules for quarters ended June 30, 1999 and March 31, 1999 (included in electronic filing through EDGAR)

27.5 Restated Financial Data Schedules for quarters ended December 31, 1998 and September 30, 1998 (included in electronic filing through EDGAR)

27.6 Restated Financial Data Schedules for quarters ended June 30, 1998 and March 31, 1998 (included in electronic filing through EDGAR)

99.1 Supplemental Consolidated Financial Statements and Supplementary Data (restated to include MD Bancshares and MDNB)

      For the Years Ended December 31, 1999, 1998 and 1997:

      Selected Financial Data
      Management's Discussion and Analysis
      Supplemental Consolidated Balance Sheets as of December 31, 1999 and 1998 Supplemental Consolidated Statements of Operations for the Years Ended December 31, 1999, 1998 and 1997
      Supplemental Consolidated Statements of Comprehensive Income for the Years December 31, 1999, 1998 and 1997
      Supplemental Consolidated Statements of Shareholders' Equity for the Years Ended December 31, 1999, 1998 and 1997
      Notes to Supplemental Consolidated Financial Statements
      Report of Independent Accountants

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